Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Our pro forma condensed consolidated balance sheet as of March 31, 2013 has been prepared as if the significant investments acquired during the second quarter of 2013 (noted herein) had been acquired as of March 31, 2013. Our pro forma condensed consolidated statements of operations for the year ended December 31, 2012 and three months ended March 31, 2013 have been prepared based on our historical financial statements as if the significant investments and related financings (noted herein) had occurred on January 1, 2012. Pro forma adjustments are intended to reflect what the effect would have been had we held our ownership interest as of January 1, 2012 on amounts that have been recorded in our historical condensed consolidated statements of operations. In our opinion, all adjustments necessary to reflect the effects of these investments have been made.

The pro forma condensed consolidated financial information should be read in conjunction with our historical condensed consolidated financial statements and notes thereto of our Annual Report on Form 10-K for the year ended December 31, 2012 and our Quarterly Report on Form 10-Q for the three months ended March 31, 2013. The pro forma information is not necessarily indicative of our financial condition had the investments occurred on March 31, 2013, or results of operations had the investments occurred on January 1, 2012, nor are they necessarily indicative of our financial position, cash flows or results of operations of future periods. In addition, the provisional accounting is preliminary and therefore subject to change. Any such changes could have a material effect on the financial statements.

CWI Hutton Hotel & Holiday Inn — 1

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

March 31, 2013

(in thousands)

		Pro Forma
		Adjustments
						Holiday Inn
	CWI	Other 2013		Hutton Hotel		Manhattan
	Historical	Transactions		Nashville		6th Avenue Chelsea		Pro Forma
Assets
Investments in real estate:
Hotels, at cost	$269,522	$-		$73,570	A	$113,000	A	$456,092
Accumulated depreciation	(3,174)	-		-		-		(3,174)
Net investments in hotels	266,348	-		73,570		113,000		452,918
Equity investments in real estate	44,967	(20,196)	A	-		-		24,771
Net investments in real estate	311,315	(20,196)		73,570		113,000		477,689
Cash	47,195	22,640	A	(73,600)	A	(113,000)	A	69,835
				44,000	A	80,000	A
				(267)	A	(1,128)	A
				(2,231)	A	(3,710)	A
				(216)	A	(3,392)	A
				32,314	B	41,230	B
Due from affiliates	9	-		-		-		9
Accounts receivable	1,053	-		-		-		1,053
Restricted cash	8,203	-		216	A	3,392	A	11,811
Other assets	5,133	-		30	A	1,128	A	6,558
		-		267	A	-
Total assets	$372,908	$2,444		$74,083		$117,520		$566,955

Liabilities and Equity
Liabilities:
Non-recourse debt	$173,435	$-		$44,000	A	$80,000	A	$297,435
Accounts payable, accrued expenses and other liabilities	7,685	-		-		-		7,685
Due to affiliates	1,944	-		-		-		1,944
Distributions payable	2,429	-		-		-		2,429
Total liabilities	185,493	-		44,000		80,000		309,493
Commitments and contingencies

Equity:
CWI stockholders’ equity:
Common stock	23	-		32	B	41	B	96
Additional paid-in capital	206,075	-		32,282	B	41,189	B	279,546
Distributions in excess of accumulated (losses) earnings	(18,538)	2,444	A	(2,231)	A	(3,710)	A	(22,035)
Accumulated other comprehensive (loss) income	(414)	-		-		-		(414)
Less, treasury stock at cost	(338)	-		-		-		(338)
Total CWI stockholders’ equity	186,808	2,444		30,083		37,520		256,855
Noncontrolling interests	607	-		-		-		607
Total equity	187,415	2,444		30,083		37,520		257,462
Total liabilities and equity	$372,908	$2,444		$74,083		$117,520		$566,955

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CWI Hutton Hotel & Holiday Inn — 2

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For the Year Ended December 31, 2012

(in thousands except share and per share amounts)

		Pro Forma Adjustments (Including Historical Amounts)
						Hutton		Holiday Inn		Weighted
	CWI	2012		Other 2013		Hotel		Manhattan		Average
	Historical	Acquisitions		Transactions		Nashville		6th Avenue Chelsea		Shares		Pro Forma
Hotel Revenues
Rooms	$8,906	$18,401	C	$27,011	C	$12,441	C	$17,094	C			$83,853
Food and beverage	2,671	3,295	C	891	C	4,485	C	-	C			11,342
Other hotel income	1,395	2,245	C	931	C	1,656	C	373	C			6,600
Total Hotel Revenues	12,972	23,941		28,833		18,582		17,467				101,795
Other real estate income	64	-		-		-		-				64
Total Revenues	13,036	23,941		28,833		18,582		17,467				101,859
Operating Expenses
Hotel Expenses
Rooms	2,508	3,732	D	5,551	D	3,421	D	3,343	D			18,555
Food and beverage	2,160	2,942	D	822	D	3,690	D	-	D			9,614
Other hotel operating expenses	817	810	D	312	D	988	D	206	D			3,133
General and administrative	1,269	2,339	D	2,599	D	1,530	D	1,005	D			8,742
Sales and marketing	1,191	2,593	D	4,142	D	1,358	D	1,710	D			10,994
Repairs and maintenance	679	963	D	1,285	D	695	D	332	D			3,954
Utilities	635	807	D	1,139	D	624	D	336	D			3,541
Management fees	199	749	D	792	D	210	D	560	D			2,510
Property taxes, insurance and rent	676	1,038	D	1,157	D	566	D	1,188	D			4,625
Depreciation and amortization	1,392	3,558	D	4,382	D	2,800	D	2,702	D			14,834
Total Hotel Expenses	11,526	19,531		22,181		15,882		11,382				80,502
Other Operating Expenses
Acquisition-related expenses	5,549	(5,143)	E	(97)	E	-		-				309
Management expenses	689	-		-		-		-				689
Corporate general and administrative expenses	2,475	-		-		-		-				2,475
Asset management fees to affiliate	601	680	F	459	F	373	F	587	F			2,700
Total Other Operating Expenses	9,314	(4,463)		362		373		587				6,173
Operating (Loss) Income	(7,804)	8,873		6,290		2,327		5,498				15,184
Other Income and (Expenses)
Net income (loss) from equity investments in real estate	1,611	(840)	G	(1,812)	G	-		-				(1,041)
Other income	85	-		-		-		-				85
Bargain purchase gain	3,809	(3,809)	H	-		-		-				-
Interest expense	(1,199)	(3,090)	I	(3,580)	I	(2,380)	I	(3,756)	I			(14,005)
	4,306	(7,739)		(5,392)		(2,380)		(3,756)				(14,961)
(Loss) Income from Operations Before Income Taxes	(3,498)	1,134		898		(53)		1,742				223
(Provision for) benefit from income taxes	(344)	(101)	J	(449)	J	(33)	J	41	J			(886)
Net (Loss) Income	(3,842)	1,033		449		(86)		1,783				(663)
Loss (income) attributable to noncontrolling interests	1,119	(259)	K	-		-		-				860
Net (Loss) Income attributable to CWI Stockholders	$(2,723)	$774		$449		$(86)		$1,783				$197
Basic and Diluted Net (Loss) Income Per Share	$(0.29)											$0.01
Basic and Diluted Weighted Average Shares Outstanding	9,323,705									20,577,000	L	29,900,705

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CWI Hutton Hotel & Holiday Inn — 3

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For the Three Months Ended March 31, 2013

(in thousands except share and per share amounts)

		Pro Forma Adjustments (Including Historical Amounts)
				Hutton		Holiday Inn		Weighted
	CWI	Other 2013		Hotel		Manhattan		Average
	Historical	Transactions		Nashville		6th Avenue Chelsea		Shares		Pro Forma
Hotel Revenues
Rooms	$9,101	$3,925	C	$3,261	C	$2,761	C			$19,048
Food and beverage	1,324	170	C	1,178	C	-	C			2,672
Other hotel income	874	209	C	469	C	103	C			1,655
Total Revenues	11,299	4,304		4,908		2,864				23,375
Operating Expenses
Hotel Expenses
Rooms	2,210	822	D	909	D	652	D			4,593
Food and beverage	1,109	95	D	1,014	D	-	D			2,218
Other hotel operating expenses	440	78	D	252	D	50	D			820
General and administrative	1,046	402	D	415	D	222	D			2,085
Sales and marketing	1,306	497	D	348	D	291	D			2,442
Repairs and maintenance	495	185	D	180	D	84	D			944
Utilities	417	175	D	154	D	101	D			847
Management fees	263	97	D	55	D	95	D			510
Property taxes, insurance and rent	665	228	D	158	D	346	D			1,397
Depreciation and amortization	1,786	654	D	700	D	675	D			3,815
Total Hotel Expenses	9,737	3,233		4,185		2,516				19,671
Other Operating Expenses
Acquisition-related expenses	5,392	(5,392)	E	-		-				-
Management expenses	247	-		-		-				247
Corporate general and administrative expenses	970	-		-		-				970
Asset management fees to affiliate	390	40	F	93	F	147	F			670
Total Other Operating Expenses	6,999	(5,352)		93		147				1,887
Operating (Loss) Income	(5,437)	6,423		630		201				1,817
Other (Expenses) and Income
Net income (loss) from equity investments in real estate	132	(50)	G	-		-				82
Interest expense	(1,501)	(546)	I	(600)	I	(946)	I			(3,593)
	(1,369)	(596)		(600)		(946)				(3,511)
(Loss) Income from Operations Before Incomes Taxes	(6,806)	5,827		30		(745)				(1,694)
(Provision for) benefit from income taxes	(47)	(72)	J	-	J	129	J			10
Net (Loss) Income	(6,853)	5,755		30		(616)				(1,684)
Income attributable to noncontrolling interests	(90)	-		-		-				(90)
Net (Loss) Income attributable to CWI Stockholders	$(6,943)	$5,755		$30		$(616)				$(1,774)
Basic and Diluted Net Loss Per Share	$(0.35)									$(0.06)
Basic and Diluted Weighted Average Shares Outstanding	19,785,583							11,637,062	L	31,422,645

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

CWI Hutton Hotel & Holiday Inn — 4

CAREY WATERMARK INVESTORS INCORPORATED

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Note 1. Basis of Presentation

The condensed consolidated statement of operations for the year ended December 31, 2012 was derived from our historical audited consolidated financial statements as of and for the year ended December 31, 2012, included in our Annual Report on
Form 10-K for the year ended December 31, 2012. The pro forma condensed consolidated balance sheet as of March 31, 2013 and the pro forma condensed consolidated statement of operations for the three months ended March 31, 2013 were derived from the unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2013.

Note 2. Historical Acquisitions

2012 Acquisitions

On May 31, 2012, June 8, 2012, July 9, 2012 and December 6, 2012, we acquired controlling interests in four hotels: Hampton Inn Boston Braintree, Hilton Garden Inn New Orleans French Quarter/CBD, Lake Arrowhead Resort and Spa, and Courtyard San Diego Mission Valley, respectively. Additionally, on October 3, 2012, we entered into the Westin Atlanta Venture, which we account for under the equity method of accounting (collectively, our “2012 Acquisitions”).

Our 2012 Acquisitions are reflected in our historical condensed consolidated statement of operations for the duration of the three months ended March 31, 2013 and for a portion of the year ended December 31, 2012, reflecting their results of operations from their respective dates of acquisition through the end of each period presented. We made pro forma adjustments (Note 3, adjustments C through L) to reflect the impact on our results of operations had these acquisitions been made on January 1, 2012.

Other 2013 Transactions

On February 14, 2013 and March 12, 2013, we acquired controlling interests in the Hilton Southeast Portfolio, which is comprised of five select-service hotels, and the Courtyard Pittsburgh Shadyside, respectively (collectively, our “Other 2013 Acquisitions” and, with the disposition described below, the “Other 2013 Transactions”).

All of the investments noted above are reflected in our historical condensed consolidated balance sheet at March 31, 2013 and, therefore, no pro forma adjustments to our historical condensed consolidated balance sheet as of March 31, 2013 were required. In addition, the transactions noted above are reflected in our historical condensed consolidated statement of operations for the three months ended March 31, 2013 reflecting their results of operations from their respective dates of acquisition through March 31, 2013. We made pro forma adjustments (Note 3, adjustments C through L) to reflect the impact on our results of operations had these acquisitions been made on January 1, 2012.

On July 17, 2013, we sold our 49% joint venture interest in the Long Beach Venture, comprising our share of all the assets and liabilities of the venture, to Ensemble Hotel Partners, LLC, our joint venture partner, for $22.6 million. The venture owned two hotels: the Hotel Maya, a DoubleTree by Hilton; and the Residence Inn Long Beach Downtown.

On July 10, 2013, we acquired a 75% interest in a joint venture owning the Fairmont Sonoma Mission Inn & Spa. Given the timing of this acquisition; however, it was not feasible to include pro forma financial information for this investment in this filing.

On August 13, 2013, we acquired the Marriott Raleigh City Center for $83.0 million and obtained a non-recourse mortgage loan of $51.5 million. Given the timing of this acquisition; however, it was not feasible to include pro forma financial information for this investment in this filing.

Note 3. Pro Forma Adjustments

A.  Investments and Disposition

Hutton Hotel Nashville

On May 29, 2013, we acquired the Hutton Hotel (“Hutton Hotel Nashville”) from a joint venture between Lubert-Adler and Amerimar Enterprises, Inc., unaffiliated third parties, for $73.6 million. The 247-room full service hotel is located in the West End neighborhood of Nashville, Tennessee. The hotel will be managed by Amerimar Hutton Management Co., LLC, an affiliate of

CWI Hutton Hotel & Holiday Inn — 5

Notes to Pro Forma Condensed Consolidated Financial Statements

Amerimar Enterprises, Inc. In connection with this acquisition, we expensed acquisition costs of $2.2 million, which is reflected as a charge to distributions in excess of accumulated losses in the pro forma condensed consolidated balance sheet as of March 31, 2013. As required by our lender, we placed $0.2 million in lender-held escrow accounts for property taxes and insurance.

On June 25, 2013, in connection with our acquisition of the Hutton Hotel Nashville, we obtained a mortgage loan of $44.0 million through a wholly-owned subsidiary. The interest rate is fixed at 5.25% and the loan matures on July 1, 2020. We capitalized $0.3 million of deferred financing costs related to this loan, which is amortized over the term of the loan using a straight-line method which approximates the effective interest method.

Holiday Inn Manhattan 6th Avenue Chelsea

On June 6, 2013, we acquired the Holiday Inn Manhattan 6th Avenue (“Holiday Inn Manhattan 6th Avenue Chelsea”) from Magna Hospitality Group, L.C. and Greenfield Partners, unaffiliated third parties, for $113.0 million. The 226-room full service hotel is located in the Chelsea neighborhood of New York, New York. The hotel will be managed by MHG-26, LLC, an affiliate of Magna Hospitality Group, L.C. In connection with this acquisition, we expensed acquisition costs of $3.7 million, which is reflected as a charge to distributions in excess of accumulated losses in the pro forma condensed consolidated balance sheet as of March 31, 2013. As part of our franchise agreement with Holiday Inn, we are required to make renovations to the hotel, which are expected to be completed by the second quarter of 2014. Accordingly, we placed $2.5 million into lender-held escrow accounts in connection with these planned renovations. Additionally, as required by our lender, we placed $0.9 million in lender-held escrow accounts for property taxes and insurance.

We acquired the Holiday Inn Manhattan 6th Avenue Chelsea through a wholly-owned subsidiary and obtained a mortgage loan of $80.0 million. The interest rate is fixed at 4.49% and the loan matures on June 6, 2023. We capitalized $1.1 million of deferred financing costs related to this loan.

The following table presents a summary of assets acquired in these business combinations, each at the date of acquisition (in thousands):

		Holiday Inn
	Hutton Hotel	Manhattan
	Nashville	6th Avenue Chelsea
Acquisition consideration
Cash consideration	$73,600	$113,000
Assets acquired at fair value:
Land	$7,850	$30,023
Building	59,990	81,333
Building and site improvements	230	65
Furniture, fixtures and equipment	5,500	1,579
Investments in real estate	73,570	113,000
Intangible assets-in-place lease	30	-
	$73,600	$113,000

Other 2013 Transactions

On July 17, 2013, we sold our 49% joint venture interest in the Long Beach Venture, comprising our share of all the assets and liabilities of the venture, to Ensemble Hotel Partners, LLC, our joint venture partner, for $22.6 million. We made an adjustment to reflect a pro forma gain of approximately $2.4 million. The venture owned two hotels: the Hotel Maya, a DoubleTree by Hilton; and the Residence Inn Long Beach Downtown.

CWI Hutton Hotel & Holiday Inn — 6

Notes to Pro Forma Condensed Consolidated Financial Statements

B.  Fundraising

At March 31, 2013, we did not have sufficient cash on hand to acquire and commence operations of the Hutton Hotel Nashville and Holiday Inn Manhattan 6th Avenue Chelsea; therefore, for pro forma purposes, we assumed we would have used offering proceeds of $32.3 million for the Hutton Hotel Nashville and $41.2 million for the Holiday Inn Manhattan 6th Avenue Chelsea through the aggregate issuance of 8,509,354 shares to complete these transactions and maintain adequate working capital. We have reflected these cash proceeds as pro forma adjustments to our historical condensed consolidated balance sheet at March 31, 2013.

C.  Hotel Revenue

The pro forma adjustments related to our 2012 Acquisitions for the year ended December 31, 2012 represent the historical incremental revenues recognized by each property prior to our acquisition from January 1, 2012 to their respective acquisition dates. The pro forma adjustments related to our Other 2013 Acquisitions for the three months ended March 31, 2013 represent the historical incremental revenues recognized by each property prior to our acquisition from January 1, 2013 to their respective acquisition dates.

(Dollars in thousands)

	Historical
	Year Ended December 31, 2012
				Holiday Inn
	2012	Other 2013	Hutton Hotel	Manhattan
	Acquisitions	Acquisitions	Nashville	6th Avenue Chelsea
Rooms	$18,401	$27,011	$12,441	$17,094
Food and beverage	3,295	891	4,485	-
Other hotel income	2,245	931	1,656	373
	$23,941	$28,833	$18,582	$17,467

(Dollars in thousands)

	Historical
	Three Months Ended March 31, 2013
			Holiday Inn
	Other 2013	Hutton Hotel	Manhattan
	Acquisitions	Nashville	6th Avenue Chelsea
Rooms	$3,925	$3,261	$2,761
Food and beverage	170	1,178	-
Other hotel income	209	469	103
	$4,304	$4,908	$2,864

CWI Hutton Hotel & Holiday Inn — 7

Notes to Pro Forma Condensed Consolidated Financial Statements

D.  Hotel Expenses

Historical Hotel Expenses

Pro forma adjustments for hotel expenses are derived from the historical financial statements of each of our investments except for those related to depreciation and amortization, sales and marketing, and management fees as illustrated below. The pro forma adjustments related to our 2012 Acquisitions for the year ended December 31, 2012 represent the historical incremental expenses recognized by each property prior to our acquisition from January 1, 2012 to their respective acquisition dates. The pro forma adjustments related to our Other 2013 Acquisitions for the three months ended March 31, 2013 represent the historical incremental expenses recognized by each property prior to our acquisition from January 1, 2013 to their respective acquisition dates.

(Dollars in thousands)

	Historical
	Year Ended December 31, 2012
				Holiday Inn
	2012	Other 2013	Hutton Hotel	Manhattan
	Acquisitions	Acquisitions	Nashville	6th Avenue Chelsea
Rooms	$3,732	$5,551	$3,421	$3,343
Food and beverage	2,942	822	3,690	-
Other hotel operating expenses	810	312	988	206
General and administrative	2,339	2,599	1,530	1,005
Repairs and maintenance	963	1,285	695	332
Utilities	807	1,139	624	336
Property taxes, insurance and rent	1,038	1,157	566	1,188
	$12,631	$12,865	$11,514	$6,410

(Dollars in thousands)

	Historical
	Three Months Ended March 31, 2013
			Holiday Inn
	Other 2013	Hutton Hotel	Manhattan
	Acquisitions	Nashville	6th Avenue Chelsea
Rooms	$822	$909	$652
Food and beverage	95	1,014	-
Other hotel operating expenses	78	252	50
General and administrative	402	415	222
Repairs and maintenance	185	180	84
Utilities	175	154	101
Property taxes, insurance and rent	228	158	346
	$1,985	$3,082	$1,455

CWI Hutton Hotel & Holiday Inn — 8

Notes to Pro Forma Condensed Consolidated Financial Statements

Adjusted Hotel Expenses

Pro forma adjustments reflect depreciation and amortization, of the acquired assets at fair value on a straight-line basis using an estimated useful life not to exceed 40 years for building and building improvements, one to 11 years for furniture, fixtures and equipment and one to 15 years for intangible assets. Pro forma adjustments for sales and marketing and management fees reflect expenses resulting from franchise and management agreements entered into upon acquisition.  The following pro forma adjustments for the year ended December 31, 2012 and the three months ended March 31, 2013 represent the incremental hotel expenses that would have been incurred in addition to those presented in our historical financial statements.

(Dollars in thousands)

	Year Ended December 31, 2012
				Holiday Inn
	2012	Other 2013	Hutton Hotel	Manhattan
	Acquisitions	Acquisitions	Nashville	6th Avenue Chelsea
Sales and marketing - pre-acquisition historical	$2,573	$3,796	$1,358	$1,187
Sales and marketing - pro forma adjustments	20	346	-	523
Sales and marketing - pro forma results	$2,593	$4,142	$1,358	$1,710

Management fees - pre-acquisition historical	$740	$1,067	$556	$524
Management fees - pro forma adjustments	9	(275)	(346)	36
Management fees - pro forma results	$749	$792	$210	$560

Depreciation and amortization - pre-acquisition historical	$2,702	$3,584	$3,411	$1,619
Depreciation and amortization - pro forma adjustments	856	798	(611)	1,083
Depreciation and amortization - pro forma results	$3,558	$4,382	$2,800	$2,702

(Dollars in thousands)

	Three Months Ended March 31, 2013
			Holiday Inn
	Other 2013	Hutton Hotel	Manhattan
	Acquisitions	Nashville	6th Avenue Chelsea
Sales and marketing - pre-acquisition historical	$507	$348	$219
Sales and marketing - pro forma adjustments	(10)	-	72
Sales and marketing - pro forma results	$497	$348	$291

Management fees - pre-acquisition historical	$147	$146	$86
Management fees - pro forma adjustments	(50)	(91)	9
Management fees - pro forma results	$97	$55	$95

Depreciation and amortization - pre-acquisition historical	$489	$972	$408
Depreciation and amortization - pro forma adjustments	165	(272)	267
Depreciation and amortization - pro forma results	$654	$700	$675

E.  Acquisition-Related Expenses

Acquisition costs related to our 2012 Acquisitions, aggregating $5.1 million, are reflected in our historical condensed consolidated statement of operations for the year ended December 31, 2012. We have reflected a pro forma adjustment to exclude the total in our pro forma condensed consolidated statement of operations.

Acquisition costs related to our Other 2013 Acquisitions, aggregating $5.4 million and $0.1 million, are reflected in our historical condensed consolidated statement of operations for the three months ended March 31, 2013 and year ended December 31, 2012, respectively. We have reflected a pro forma adjustment to exclude the total in our pro forma condensed consolidated statement of operations.

CWI Hutton Hotel & Holiday Inn — 9

Notes to Pro Forma Condensed Consolidated Financial Statements

F.  Asset Management Fees

We pay our advisor an annual asset management fee equal to 0.50% of the aggregate average monthly market value of our investments. Pro forma adjustments for such fees are reflected in the accompanying pro forma condensed consolidated statement of operations in order to reflect what the fee would have been had the investments been made on January 1, 2012. The following pro forma adjustments for the year ended December 31, 2012 and the three months ended March 31, 2013 represent incremental asset management fees that would have been incurred in addition to asset management fees presented in our historical financial statements (in thousands):

Year Ended
December 31, 2012
2012 Acquisitions	$680
Other 2013 Acquisitions	459
Hutton Hotel Nashville	373
Holiday Inn Manhattan 6th Avenue Chelsea	587
$2,099

Three Months Ended
March 31, 2013
Other 2013 Acquisitions	$40
Hutton Hotel Nashville	93
Holiday Inn Manhattan 6th Avenue Chelsea	147
$280

G.  Net Income (Loss) from Equity Investments in Real Estate

Earnings for our equity method investments are recognized in accordance with each respective investment agreement and are based upon the allocation of the investment’s net assets at book value as if the investment were hypothetically liquidated at the end of each reporting period. Under the conventional approach to accounting for equity investments, an investor applies its percentage ownership interest to the venture’s net income to determine the investor’s share of the earnings or losses of the venture. This approach is not applicable if the venture’s capital structure gives different rights and priorities to its investors as it is difficult to describe an investor’s interest in a venture simply as a specified percentage. As we have priority return on our investments, we follow the hypothetical liquidation at book value method in determining our share of the ventures’ earnings or losses for the reporting period as this method better reflects our claim on the ventures’ book value at the end of each reporting period. Due to our preferred interests, we are not responsible and will not reflect losses to the extent our partners continue to have equity in the investments.

2012 Acquisitions

Based on the hypothetical liquidation at book value method, our pro forma equity in the loss of the Westin Atlanta Venture would have been approximately $0.8 million for the period from January 1, 2012 through the date of acquisition.

Other 2013 Transactions

Income from the Long Beach Venture of $1.8 million and less than $0.1 million are reflected in our historical consolidated statement of operations for the year ended December 31, 2012 and the three months ended March 31, 2013, respectively. We have reflected pro forma adjustments to exclude these earnings from our respective pro forma condensed consolidated statements of operations.

H.  Bargain Purchase Gain

A bargain purchase gain of $3.8 million is included in our historical statement of operations for the year ended December 31, 2012 related to our acquisition of Lake Arrowhead Resort and Spa. We have reflected a pro forma adjustment to exclude this transaction-related gain in our pro forma condensed consolidated statement of operations, as this is not expected to have a recurring impact on us.

CWI Hutton Hotel & Holiday Inn — 10

Notes to Pro Forma Condensed Consolidated Financial Statements

I.  Interest Expense

The following pro forma adjustments for the year ended December 31, 2012 and the three months ended March 31, 2013 represent the incremental interest expense that would have been incurred in addition to the amount presented in our historical financial statements.

(Dollars in thousands)

	Year Ended December 31, 2012
				Holiday Inn
	2012	Other 2013	Hutton Hotel	Manhattan
	Acquisitions	Acquisitions	Nashville	6th Avenue Chelsea
Interest expense - pre-acquisition historical	$3,708	$3,032	$1,818	$5,493
Interest expense - pro forma adjustments	(618)	548	562	(1,737)
Interest expense - pro forma results	$3,090	$3,580	$2,380	$3,756

(Dollars in thousands)

	Three Months Ended March 31, 2013
			Holiday Inn
	Other 2013	Hutton Hotel	Manhattan
	Acquisitions	Nashville	6th Avenue Chelsea
Interest expense - pre-acquisition historical	$436	$513	$1,316
Interest expense - pro forma adjustments	110	87	(370)
Interest expense - pro forma results	$546	$600	$946

J.  (Provision for) Benefit from  Income Taxes

We have reflected pro forma adjustments related to each of our investments based upon estimated effective tax rates for each investment which take into account the fact that certain activities are taxable and other activities are pass-through items for income tax purposes. These pro forma adjustments reflect what the income tax provisions would have been had the investments been made on January 1, 2012. The following pro forma adjustments for the year ended December 31, 2012 and the three months ended March 31, 2013 represent the (expense) benefit that would have been incurred based on the new entity structure, as applicable (in thousands):

Year Ended
December 31, 2012
2012 Acquisitions	$(101)
Other 2013 Acquisitions	(449)
Hutton Hotel Nashville	(33)
Holiday Inn Manhattan 6th Avenue Chelsea	41
$(542)

Three Months Ended
March 31, 2013
Other 2013 Acquisitions	$(72)
Hutton Hotel Nashville	-
Holiday Inn Manhattan 6th Avenue Chelsea	129
$57

K.  Loss (Income) Attributable to Noncontrolling Interests

The combined pro forma adjustment to loss (income) attributable to noncontrolling interest related to our 2012 Acquisitions was $(0.3) million for the year ended December 31, 2012.

CWI Hutton Hotel & Holiday Inn — 11

Notes to Pro Forma Condensed Consolidated Financial Statements

L.  Weighted Average Shares

The pro forma weighted average shares outstanding were determined as if the number of shares required to raise the funds used for each acquisition included in these pro forma condensed consolidated financial statements were issued on January 1, 2012.

CWI Hutton Hotel & Holiday Inn — 12